UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                JANUARY 28, 2005

                        RAPTOR NETWORKS TECHNOLOGY, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

   Colorado                     333-74846                       84-1573852
   --------                     ---------                       ----------
(State or other          (Commission File Number)             (IRS Employer
jurisdiction of                                           Identification Number)
incorporation)

                          1241 E. Dyer Road, Suite 150
                               Santa Ana, CA 92705
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (949) 623-9300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into A Material Definitive Agreement
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     On January 28, 2005, Raptor Networks  Technology,  Inc. (referred to herein as the "Company," "Registrant" or "Raptor") secured additional private debt financing by various private-party non-affiliate individuals, in the original principal amount of One Hundred Thirty Thousand Dollars ($130,000) to fund its continuing operations. The net proceeds to the Company are One Hundred Seventeen Thousand Dollars ($117,000), after the payment of a 10% placement fee. The new debt is evidenced by several Convertible Bridge Notes, dated January 31, 2005, payable on demand after August 2005, which accrue interest at the annual rate of ten percent (10%) and comprise an unsecured obligation of the Registrant. The Company is required to issue to the lenders a total of 52,000 Warrants for purchase of shares of its authorized but previously unissued Common Stock as further consideration in the loan transaction. The entire principal and accrued interest of the loan is convertible by the Registrant into shares issued in a future equity or equity based financing with gross proceeds of at least $4,000,000, if and when undertaken by the Registrant, at a twenty percent (20%) discount from the purchase price set in such future offering, if any.


Item 2.03   Creation Of A Direct Financial  Obligation Or An Obligation Under An
--------------------------------------------------------------------------------
Off-Balance Sheet Arrangement Of A Registrant
---------------------------------------------

     As stated above in Item 1.01, on January 28, 2005, the Company secured additional private debt financing in the principle amount of One Hundred Thirty Thousand Dollars ($130,000) to fund its continuing operations. The details of this debt financing are described in Item 1.01, which is incorporated in its entirety by this reference into this Item 2.03.
































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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 3, 2005                  RAPTOR NETWORKS TECHNOLOGY, INC.
                                        --------------------------------



                                        By:  /s/ Bob van Leyen
                                             -----------------------------------
                                             Bob van Leyen
                                             Secretary/Chief Financial Officer




































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